EXHIBIT 99.1

JOINT FILER INFORMATION

Other Reporting Person(s)

1.

HARBORVIEW MASTER FUND, L.P.

Item	Information
Name:	Harborview Master Fund, L.P.
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Richard Rosenblum
Date of Event Requiring Statement (Month/Day/Year):	January 29, 2010
Issuer Name and Ticker or Trading Symbol:	Axion International Holdings, Inc. [AXIH]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form Filed by More than One Reporting Person
Signature:	By: Harborview Advisors, LLC Its: General Partner
	By:	/s/ Richard Rosenblum
Name: Richard Rosenblum Title: Managing Member Date: March 18, 2011

2.

HARBORVIEW ADVISORS, LLC

Item	Information
Name:	Harborview Advisors, LLC
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Richard Rosenblum
Date of Event Requiring Statement (Month/Day/Year):	January 29, 2010
Issuer Name and Ticker or Trading Symbol:	Axion International Holdings, Inc. [AXIH]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form Filed by More than One Reporting Person
Signature:
	By:	/s/ Richard Rosenblum
Name: Richard Rosenblum Title: Managing Member Date: March 18, 2011

3.

HARBORVIEW CAPITAL MANAGEMENT, LLC

Item	Information
Name:	Harborview Capital Management, LLC
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Richard Rosenblum
Date of Event Requiring Statement (Month/Day/Year):	January 29, 2010
Issuer Name and Ticker or Trading Symbol:	Axion International Holdings, Inc. [AXIH]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form Filed by More than One Reporting Person
Signature:
	By:	/s/ Richard Rosenblum
Name: Richard Rosenblum Title: Managing Member Date: March 18, 2011

4.

RICHARD ROSENBLUM

Item	Information
Name:	Richard Rosenblum
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Richard Rosenblum
Date of Event Requiring Statement (Month/Day/Year):	January 29, 2010
Issuer Name and Ticker or Trading Symbol:	Axion International Holdings, Inc. [AXIH]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form Filed by More than One Reporting Person
Signature:
/s/ Richard Rosenblum
Date: March 18, 2011

5.

DAVID STEFANSKY

Item	Information
Name:	David Stefansky
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Richard Rosenblum
Date of Event Requiring Statement (Month/Day/Year):	January 29, 2010
Issuer Name and Ticker or Trading Symbol:	Axion International Holdings, Inc. [AXIH]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form Filed by More than One Reporting Person
Signature:
/s/ David Stefansky
Date: March 18, 2011